UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 1, 2018

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On May 1, 2018, Rexford Industrial Realty, Inc. (“Rexford Industrial”) issued a press release announcing its earnings for the quarter ended March 31, 2018, and distributed certain supplemental financial information. On May 1, 2018, Rexford Industrial also posted the supplemental financial information on its website located at www.rexfordindustrial.com.  Copies of the press release and supplemental financial information are furnished herewith as Exhibits 99.1 and 99.2, respectively.
The information included in this Current Report on Form 8-K under this Item 2.02 (including Exhibits 99.1 and 99.2 hereto) are being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange Act, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01 REGULATION FD DISCLOSURE
As discussed in Item 2.02 above, Rexford Industrial issued a press release announcing its earnings for the quarter ended March 31, 2018 and distributed certain supplemental information.  On May 1, 2018, Rexford Industrial also posted the supplemental financial information on its website located at www.rexfordindustrial.com.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and 99.2 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of the Exchange Act, or otherwise subject to the liabilities of the Exchange Act, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and 99.2 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release Dated May 1, 2018

99.2	First Quarter 2018 Supplemental Financial Report

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
May 1, 2018	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.
May 1, 2018	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Dated May 1, 2018

99.2	First Quarter 2018 Supplemental Financial Report